UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 30, 2015

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333-181466, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road, Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.

Issuance of Series 2015-3 Notes

On September 30, 2015, Synchrony Credit Card Master Note Trust (the “Trust”) entered into the Series 2015-3 Indenture Supplement (the “Series 2015-3 Indenture Supplement”), between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1, pursuant to which the Trust issued $325,000,000 of Series 2015-3 Class A Asset Backed Notes (the “2015-3 Class A Notes”), $31,164,384 of Series 2015-3 Class B Asset Backed Notes (the “2015-3 Class B Notes”), $26,712,328 of Series 2015-3 Class C Asset Backed Notes (the “2015-3 Class C Notes”) and $40,068,493 of Series 2015-3 Class D Asset Backed Notes (the “2015-3 Class D Notes”), described in a Prospectus Supplement dated September 25, 2015 to a Prospectus dated September 25, 2015.

Use of Proceeds – Series 2015-3 Notes

The public offering of the 2015-3 Class A Notes and the 2015-3 Class B Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-181466 and File No. 333-181466-01) filed with the Securities and Exchange Commission on May 16, 2012 (as amended by pre-effective amendment no. 1 on July 16, 2012 and pre-effective amendment no. 2 on August 6, 2012) and declared effective on August 10, 2012.

The public offering of the 2015-3 Class A Notes and the 2015-3 Class B Notes terminated on September 25, 2015 upon the sale of all of the 2015-3 Class A Notes and the 2015-3 Class B Notes. The depositor retained all of the 2015-3 Class C Notes and the 2015-3 Class D Notes.  The underwriters of the 2015-3 Class A Notes and the 2015-3 Class B Notes were Barclays Capital Inc., Citigroup Global Markets Inc., SG Americas Securities, LLC, Credit Suisse Securities (USA) LLC, Natixis Securities Americas LLC, BNP Paribas Securities Corp. and The Williams Capital Group, L.P. No underwriting discount was paid to the underwriters with respect to the 2015-3 Class C Notes or the 2015-3 Class D Notes retained by the depositor.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the 2015-3 Class A Notes and the 2015-3 Class B Notes with respect to underwriting commissions and discounts was $812,500 for the 2015-3 Class A Notes and $101,284 for the 2015-3 Class B Notes.  After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the 2015-3 Class A Notes and the 2015-3 Class B Notes are $355,204,002. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $800,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $354,404,002. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Trust, or (b) owners of 10 percent or more of any class of securities of the Trust.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from Synchrony Bank (the “Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from the Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Trust or (b) owners of 10 percent or more of any class of securities of the Trust.

Issuance of Series 2015-4 Notes

On September 30, 2015, the Trust entered into the Series 2015-4 Indenture Supplement (the “Series 2015-4 Indenture Supplement”), between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.2, pursuant to which the Trust issued $275,000,000 of Series 2015-4 Class A Asset Backed Notes (the “2015-4 Class A Notes”), $26,369,863 of Series 2015-4 Class B Asset Backed Notes (the “2015-4 Class B Notes”), $22,602,739 of Series 2015-4 Class C Asset Backed Notes (the “2015-4 Class C Notes”) and $33,904,110 of Series 2015-4 Class D Asset Backed Notes (the “2015-4 Class D Notes”), described in a Prospectus Supplement dated September 25, 2015 to a Prospectus dated September 25, 2015.

Use of Proceeds – Series 2015-4 Notes

The public offering of the 2015-4 Class A Notes and the 2015-4 Class B Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-181466 and File No. 333-181466-01) filed with the Securities and Exchange Commission on May 16, 2012 (as amended by pre-effective amendment no. 1 on July 16, 2012 and pre-effective amendment no. 2 on August 6, 2012) and declared effective on August 10, 2012.

The public offering of the 2015-4 Class A Notes terminated on September 25, 2015 upon the sale of all of the 2015-4 Class A Notes. The depositor retained all of the 2015-4 Class B Notes, the 2015-4 Class C Notes and the 2015-4 Class D Notes.  The underwriters of the 2015-4 Class A Notes were Barclays Capital Inc., Citigroup Global Markets Inc., SG Americas Securities, LLC, Credit Suisse Securities (USA) LLC, Natixis Securities Americas LLC, BNP Paribas Securities Corp. and The Williams Capital Group, L.P. No underwriting discount was paid to the underwriters with respect to the 2015-4 Class B Notes, the 2015-4 Class C Notes or the 2015-4 Class D Notes retained by the depositor.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the 2015-4 Class A Notes with respect to underwriting commissions and discounts was $825,000.  After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the 2015-4 Class A Notes are $274,172,470. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $800,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $273,372,470. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Trust, or (b) owners of 10 percent or more of any class of securities of the Trust.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from Synchrony Bank (the “Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from the Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Trust or (b) owners of 10 percent or more of any class of securities of the Trust.

Item 6.05.	Securities Act Updating Disclosure.

The tables set forth in the attached Exhibit 99.1 summarize the trust portfolio by various criteria as of the date specified therein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Series 2015-3 Indenture Supplement, dated as of September 30, 2015, between Synchrony Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Series 2015-4 Indenture Supplement, dated as of September 30, 2015, between Synchrony Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

99.1	Composition of the Trust Portfolio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2015	RFS Holding, L.L.C., as depositor

	By:	/s/ Joseph Ressa
	Name:	Joseph Ressa
	Title:	Vice President